UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2017

Date of reporting period:  December 31, 2017

Item 1. Reports to Stockholders.

Kellner Merger Fund

Annual Report
December 31, 2017

Table of Contents

Letter to Shareholders	3
Performance Summary	9
Expense Example	11
Sector Allocation of Portfolio Assets	13
Schedule of Investments	14
Schedule of Securities Sold Short	17
Schedule of Options Written	18
Statement of Assets and Liabilities	20
Statement of Operations	22
Statements of Changes in Net Assets	24
Statement of Cash Flows	26
Financial Highlights	27
Notes to Financial Statements	29
Report of Independent Registered Public Accounting Firm	44
Approval of Investment Advisory Agreement	45
Information about Trustees and Officers	49
Householding	52
Notice to Shareholders	53
Privacy Notice	54

KELLNER MERGER FUND
December 31, 2017

Dear Fellow Shareholders:

The Kellner Merger Fund (the “Fund”) returned +3.03% and +3.27% for the Investor Class and Institutional Class, respectively, for the fiscal year ended December 31, 2017.

Total Returns as of 12/31/17

				Annualized
			Annualized	Since
	3-Month	1-Year	5-Year	Inception*
GAKAX – Investor Class	-0.94%	3.03%	2.53%	2.66%
GAKIX – Institutional Class	-0.83%	3.27%	2.90%	3.02%
BofA Merrill Lynch 3-Month T-Bill Index	0.28%	0.86%	0.27%	0.26%
HFRX Merger Arbitrage Index	0.49%	2.23%	4.21%	3.80%

*
The Kellner Merger Fund began trading 6/29/12. As of the Fund’s most recently filed Prospectus, total annual fund operating expenses after fee waiver were 2.31% and 2.06% for the Investor Class and the Institutional Class, respectively.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 855-535-5637 or visiting www.kellnerfunds.com.

Portfolio Review

In 2017, the Fund invested in approximately 104 different merger situations and was once again heavily concentrated in North America.  Strategic deals continued to dominate the portfolio, making up about 95% of the Fund’s holdings, on average.

Global deal volume for 2017 was $3.5 trillion, marking a record fourth straight year that activity reached $3 trillion.  Although the U.S. saw a drop in volume to $1.44 trillion, down 11% from a year ago, the number of deals announced in 2017 hit 12,400, a record driven by small and midsized deals.  This drop was offset on a global basis by a 16% rise in Europe to $856 billion.  Some of the year’s biggest acquisitions were a result of disruptive forces from companies like Amazon.com, Inc. (AMZN), Facebook, Inc. (FB) and Netflix, Inc. (NFLX).  With Amazon looking to enter the pharmacy business, CVS Health Corp. (CVS) agreed to pay $67.2 billion to acquire health insurer Aetna, Inc. (AET), a vertical merger whose success may rest on the outcome of the Time Warner, Inc. (TWX) and AT&T, Inc. (T) trial.  With Netflix and Facebook moving further into original content, Twenty-First Century Fox (FOX) will sell most of its business to The Walt Disney Company (DIS) for $66 billion.  We expect this trend to continue as tech giants diversify their businesses.  Other notable deals during the year were United Technologies Corp.’s (UTX) $30.2 billion merger with Rockwell Collins, Inc. (COL), Johnson & Johnson’s (JNJ) $29.7 billion

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acquisition of Actelion Ltd. (ATLN VX) and Becton Dickinson and Co.’s (BDX) $24.1 billion deal for medical device maker CR Bard, Inc. (BCR).  The private equity industry continued to raise capital at record levels with more than $640 billion in new capital commitments in 2017.  This translated into deal volume of $322.6 billion in 2017, a 27% increase over the same period last year, with the two largest deals being 3G Capital, Inc.’s $7.5 billion buyout of Panera Bread Company (PNRA) and Sycamore Partner’s $6.2 billion purchase of office supply chain Staples, Inc. (SPLS).

Performance

There were many deals that contributed positively to the performance of the Fund.  The biggest gain came from our position in the NXP Semiconductors NV (NXPI) and Qualcomm, Inc. (QCOM) deal.  This deal was announced in the fourth quarter of 2016.  In January 2017, NXPI sold off after QCOM became subject to a number of inquiries with regard to its sales practices in Europe, South Korea and China.  They were also subject to a Federal Trade Commission (“FTC”) inquiry issued by the previous administration as it left office.  These inquiries caused NXPI to trade at an extremely attractive spread relative to QCOM’s offer.  We increased the position as we believed these inquiries would have no effect on the completion of the deal.  As the deal progressed through the regulatory process, the underlying fundamentals of the semiconductor industry continued to strengthen.  This began speculation that the $110 cash offer from QCOM may not be enough to get shareholders to tender into the offer.  This speculation intensified as activist investor, Elliott Associates, took a large position in the company and began pushing for a higher price.  Broadcom Ltd. (AVGO) inserted itself into the process by making an unsolicited offer for QCOM, one which the company has rebuffed several times.  We continue to believe that the NXPI deal has high strategic merit for QCOM and that the strong fundamentals underpinning the semiconductor industry, along with QCOM’s desire to ward off the unsolicited offer, will compel QCOM to improve its offer.

Positively impacting the portfolio was also the successful completion of the deal between Alere, Inc. (ALR) and Abbot Laboratories (ABT).  This deal ran into trouble a few weeks after it was announced when ALR revealed it would delay the filing of its 10-K due to revenue recognition issues, and that it had received a grand jury subpoena with regard to its sales practices in several foreign countries.  ALR hit several other speed bumps during the deal that alone were small missteps, but in totality, made people question whether a material adverse change had occurred in ALR’s business. In December 2016, ABT sued ALR in Delaware court to terminate the deal claiming that ALR has suffered a material adverse change in its business, an extremely high hurdle for the company to prove in court.  We believed that hurdle had not been met and that ABT was looking to acquire ALR at a lower price.  We were rewarded for our patience in this transaction as our belief that the deal would be repriced came to fruition in early April 2017 when both companies avoided a court decision and came to an agreement to cut the price from $56 to $51.

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Finally, we profited from the bidding war between telecom behemoths AT&T, Inc. (T) and Verizon Communications, Inc. (VZ) for wireless spectrum owner, Straight Path Communications, Inc. (STRP).  Back in April, T announced that it would be acquiring STRP for $95.63 per share, a whopping 162% premium to its closing price of $36.48.  Less than a month later, VZ made a bid for $104.64 in stock to top T’s bid.  Then, like something out of the 1980’s, the two companies continued to bid against each other pushing STRP’s stock to a high of almost $236 per share, $200 higher than where it was trading one month prior.  The winning bid was $184 in stock submitted by VZ.  With a small float and valuable 5G spectrum, this tipped off one of the craziest bidding wars we have seen in some time.

Our performance was negatively impacted by a threatened government lawsuit in one deal and an actual lawsuit in another.  First, the FTC threatened to sue to block the deal between Rite Aid Corp. (RAD) and Walgreens Boots Alliance, Inc. (WBA).  The deal, which was announced in late 2015, had been stuck in regulatory limbo as the companies failed to appease the former administration that its proposed divestiture package would maintain competition.  WBA originally believed that they would need to divest less than 500 stores, which then was increased to 865 stores, and eventually over 1,000.  The companies saw the writing on the wall from the regulators that it was going to be nearly impossible to strike a deal with a split regulatory commission and decided to cancel their deal and restructure it in a way so that WBA would buy only certain stores from RAD instead of the whole company.  This caused RAD to lose value as the certainty of the deal price was now removed and RAD was trading on fundamentals in a weakened retail environment.

In November 2017, the Department of Justice (“DOJ”) filed suit to block the transaction between Time Warner, Inc. (TWX) and AT&T, Inc. (T) in federal court.  In what will surely be the most closely watched antitrust trial in recent memory, the government will attempt to prove that a vertical merger, a merger in which the two companies do not compete head to head in any businesses, is anti-competitive.  The government has not successfully litigated this type of case in over forty years.  The burden of proof that the deal is anti-competitive lies with the DOJ, facing a higher than normal hurdle because it will have to explain its departure from longstanding precedent of clearing vertical mergers.  The government’s suit hinges on two main arguments: that T will use TWX programming to harm competition by making rivals pay more for its content, and that the merger would “impede and slow innovation by hindering emerging online competitors and would increase the likelihood of oligopolistic coordination.”  Taking the first point, the government will have to convince the judge that TWX’s content (CNN, TBS, HBO, etc.) is “must have,” and that T will sacrifice the distribution of that content to increase its share of its distribution business, a business that is consistently losing subscribers.  Given the abundance of content available, whether it be from new or traditional media, it seems unlikely to consider this content irreplaceable.  The government argues that if T forecloses other providers from this content, it will cause prices to increase and

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people to switch from their current provider to AT&T.  We believe that this argument is weak as content is most valuable when it is widely distributed in order to maximize advertising revenue.  Consumers are already disenchanted with their cable providers and continue to switch to over-the-top-providers like Netflix.  If prices started to rise, it would accelerate cord cutting, which cable companies are trying to stop.  The government’s second argument implies that the merged company would be able to stifle innovation in content delivery, slowing innovation at companies like Amazon, Netflix and Hulu, which are increasingly taking market share from cable providers through their own streaming delivery services and programming capabilities.  At this point in the process, the chance of a settlement between the parties is remote, although it would behoove both parties to come to an agreement.  The behavioral remedies offered by T to date (consistent with how past vertical mergers have been settled and aimed at satisfying all the issues in the DOJ’s complaint) were rejected by the DOJ.  The judge who will be presiding over the case is familiar with these types of remedies as he approved the consent decree between cable provider Comcast and NBC Universal, a deal similar to this one.  The fact that the DOJ rejected the company’s conciliatory offer and is taking an all or nothing litigation approach will not be lost on this judge.  The trial is set to begin March 19th, 2018 and conclude with a decision from the judge in late April/early May 2018.

Outlook

With the election of a pro-business administration and legislative and regulatory reform on the horizon, we entered 2017 with expectations of record deal volumes.  Healthcare reform was shuttered early, and tax reform happened much later than expected.  This caused companies with merger ambitions to sit on the sidelines and await clarification on these initiatives, especially tax reform as tax rates greatly affect the ultimate cost and profitability of mergers.  With the outline and ultimate passage of the tax bill coming together in the fourth quarter, dealmakers reopened the spigot with November and December 2017 recording $237 billion and $202 billion of deals being announced, respectively.

A theme for driving M&A talked about earlier in the year, but was put on hold with tax reform, was the repatriation of some $2 to $3 trillion of cash that has been trapped overseas as a result of the U.S.’ punitive corporate tax policy.  The top five U.S. tech companies alone have close to $600 billion in cash overseas.  In addition the top 10 U.S. life-sciences companies hold approximately $160 billion offshore.  About 60% of executives at the helm of pharmaceutical, biotech and medical device companies have said they plan to pursue M&A, according to an Ernest and Young survey.  This cash is expected to be used for share buybacks and mergers and acquisitions.

In addition to the obvious incentives corporate tax cuts bring, we believe the environment continues to be favorable for mergers.  Cash balances are still abundant and will be even more so now that overseas cash will be repatriated, borrowing costs are still low by historical standards, and companies continue to struggle with slow organic growth.

KELLNER MERGER FUND

We remain convinced that our concentrated approach and focus on highly strategic transactions can deliver the strategy with low volatility and low correlation to the overall market.  We continue to mitigate risk in the portfolio through strict position sizing and are being opportunistic in investing capital.  We expect deal volume to pick up as corporate tax reform is digested and overseas cash is repatriated back to the U.S.  All of these factors leave us encouraged for the outlook for the Fund in 2018.

We are grateful for your continued trust and support.

Sincerely,

The Investment Team at Kellner Management, L.P.

Must be preceded or accompanied by a  prospectus.

Opinions expressed are those of the Fund and are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund performance. Investments in foreign securities involve greater volatility and political, economic and currency risks and difference in accounting methods. These risks may be magnified in emerging markets. Investments in small and medium sized companies involve additional risks such as limited liquidity or greater volatility. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs. The Fund is non-diversified, meaning they may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Fund holdings and sector allocation are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the schedule of investments included in this report.

The Kellner Merger Fund is distributed by Quasar Distributors, LLC.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal tax advice.

The BofA Merrill Lynch 3-month Treasury Bill Index is an unmanaged market index that measures returns of three-month U.S. Treasury Bills.

The HFRX ED: Merger Arbitrage Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the

KELLNER MERGER FUND

HFRX Indices.  Managers in the HFRX Merger Arbitrage Index use merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger Arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger Arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

One cannot invest directly in an index.

KELLNER MERGER FUND

Comparison of the change in value of a $100,000 investment in the
Kellner Merger Fund – Institutional Class shares vs the BofA Merrill Lynch
3-month Treasury Bill Index and the HFRX ED: Merger Arbitrage Index

			Since
Average Annual Total Return:	1 Year	5 Year	Inception[1]
Kellner Merger Fund – Investor Class	3.03%	2.53%	2.66%
Kellner Merger Fund – Institutional Class	3.27%	2.90%	3.02%
BofA Merrill Lynch 3-month Treasury Bill Index	0.86%	0.27%	0.26%
HFRX ED: Merger Arbitrage Index	2.23%	4.21%	3.80%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 855-535-5637.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The BofA Merrill Lynch 3-month Treasury Bill Index is an unmanaged index that measures returns of three-month U.S. Treasury Bills.

KELLNER MERGER FUND

The HFRX ED: Merger Arbitrage Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices.  Managers in the HFRX Merger Arbitrage Index use merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger Arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger Arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

1 The Fund commenced operations on June 29, 2012.

KELLNER MERGER FUND

EXPENSE EXAMPLE at December 31, 2017 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/17 – 12/31/17).

Actual Expenses

The first set of lines of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.75% and 1.50% per the operating expenses limitation agreement for the Investor Class shares and the Institutional Class shares, respectively.  Although the Fund charges no transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

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EXPENSE EXAMPLE at December 31, 2017 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	7/1/17	12/31/17	7/1/17 – 12/31/17
Actual(2)
Investor Class	$1,000.00	$ 995.30	$10.31
Institutional Class	$1,000.00	$ 996.30	$ 9.01

Hypothetical (5% return
before expenses)(3)
Investor Class	$1,000.00	$1,014.87	$10.41
Institutional Class	$1,000.00	$1,016.18	$ 9.10

(1)
Expenses are equal to the Investor Class and Institutional Class annualized expense ratios of 2.05% and 1.79%, respectively, multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

(2)	Excluding interest expense and dividends on short positions, your actual expenses would be $8.80 and $7.55 for the Investor Class and the Institutional Class, respectively.
(3)	Excluding interest expense and dividends on short positions, your hypothetical expenses would be $8.89 and $7.63 for the Investor Class and the Institutional Class, respectively.

KELLNER MERGER FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at December 31, 2017 (Unaudited)

Percentages represent market value as a percentage of total long investments.

KELLNER MERGER FUND

SCHEDULE OF INVESTMENTS at December 31, 2017

Shares	COMMON STOCKS – 63.4%	Value
	Ambulatory Health Care Services – 1.0%
27,700	Almost Family, Inc. (a)	$1,533,195

	Chemical Manufacturing – 5.3%
50,500	Akorn, Inc. (a)	1,627,615
98,400	Calgon Carbon Corp. (e)	2,095,920
36,800	Monsanto Co.	4,297,504
		8,021,039
	Computer and Electronic
	Product Manufacturing – 20.1%
70,500	Barracuda Networks, Inc. (a)	1,938,750
61,600	Cavium, Inc. (a)	5,163,928
49,287	Dell Technologies, Inc. – Class V (a)	4,006,048
37,100	IXYS Corp. (a)	888,545
147,000	NXP Semiconductors NV (a)(b)(c)(e)	17,212,230
62,800	Sparton Corp. (a)	1,448,168
		30,657,669
	Construction of Buildings – 0.4%
35,700	Aecon Group, Inc. (b)	565,488

	Credit Intermediation and Related Activities – 3.8%
34,388	MainSource Financial Group, Inc.	1,248,628
173,500	Nets A/S (a)(b)	4,563,508
		5,812,136
	Educational Services – 0.1%
2,200	Capella Education Co.	170,280

	Food Manufacturing – 2.3%
225,600	Amplify Snack Brands, Inc. (a)	2,709,456
14,100	Snyder’s-Lance, Inc.	706,128
		3,415,584
	Food Services and Drinking Places – 1.2%
11,200	Buffalo Wild Wings, Inc. (a)	1,751,120

	Insurance Carriers and Related Activities – 1.3%
11,200	Aetna, Inc.	2,020,368

	Merchant Wholesalers, Durable Goods – 0.4%
22,400	General Cable Corp.	663,040

	Miscellaneous Manufacturing – 3.2%
22,694	Becton, Dickinson and Co.	4,857,918

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

SCHEDULE OF INVESTMENTS at December 31, 2017, Continued

Shares	COMMON STOCKS – 63.4% (Continued)	Value
	Motion Picture and Sound
	Recording Industries – 10.4%
73,000	Regal Entertainment Group – Class A	$1,679,730
155,400	Time Warner, Inc. (c)	14,214,438
		15,894,168
	Nonstore Retailers – 1.1%
42,500	HSN, Inc.	1,714,875

	Performing Arts, Spectator Sports,
	and Related Industries – 0.0%
1,688	Penn National Gaming, Inc. (a)	52,885

	Professional, Scientific,
	and Technical Services – 0.8%
14,000	Advanced Accelerator Applications SA – ADR (a)	1,142,680

	Publishing Industries (except Internet) – 4.4%
70,600	BroadSoft, Inc. (a)	3,875,940
67,500	Tribune Media Co. – Class A	2,866,725
		6,742,665
	Real Estate – 1.3%
56,400	BUWOG AG (b)	1,945,551

	Telecommunications – 2.3%
14,463	CenturyLink, Inc.	241,243
17,100	Straight Path Communications, Inc. – Class B (a)	3,108,609
		3,349,852
	Transportation Equipment Manufacturing – 2.4%
27,900	Orbital ATK, Inc.	3,668,850

	Utilities – 1.6%
122,100	Calpine Corp. (a)	1,847,373
53,200	Dynegy, Inc. (a)	630,420
		2,477,793
	TOTAL COMMON STOCKS (Cost $92,137,466)	96,457,156

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

SCHEDULE OF INVESTMENTS at December 31, 2017, Continued

Shares	MONEY MARKET FUNDS – 30.9%	Value
47,060,304	Fidelity Investments Money Market
	Government Portfolio – Class I, 1.14% (d)	$47,060,304
	TOTAL MONEY MARKET FUNDS
	(Cost $47,060,304)	47,060,304
	Total Investments in Securities
	(Cost $139,197,770) – 94.3%	143,517,460
	Other Assets in Excess of Liabilities – 5.7%	8,729,610
	NET ASSETS – 100.0%	$152,247,070

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or a portion of the security has been segregated for open short positions.
(d)	Rate shown is the 7-day annualized yield as of December 31, 2017.
(e)	All or a portion of the security is pledged as collateral for written options.
ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

SCHEDULE OF SECURITIES SOLD SHORT at December 31, 2017

Shares	COMMON STOCKS – 18.3%	Value
	Ambulatory Health Care Services – 1.0%
25,346	LHC Group, Inc. (a)	$1,552,442

	Broadcasting (except Internet) – 1.5%
70,125	Liberty Interactive Corp. – Class A (a)	1,712,452
15,525	Sinclair Broadcast Group, Inc. – Class A	587,621
		2,300,073
	Computer and Electronic
	Product Manufacturing – 1.9%
134,023	Marvell Technology Group Ltd. (b)	2,877,474

	Credit Intermediation and Related Activities – 0.8%
47,713	First Financial Bancorp.	1,257,238

	Educational Services – 0.1%
1,925	Strayer Education, Inc.	172,441

	Electrical Equipment, Appliance, and
	Component Manufacturing – 0.3%
2,347	Littelfuse, Inc.	464,284

	Food Services and Drinking Places – 0.4%
6,800	Bob Evans Farms, Inc.	535,976

	Health and Personal Care Stores – 0.4%
9,384	CVS Health Corp.	680,340

	Miscellaneous Manufacturing – 3.2%
22,694	Becton, Dickinson and Co.	4,857,878

	Nursing and Residential Care Facilities – 0.2%
25,400	Kindred Healthcare, Inc.	246,380

	Performing Arts, Spectator Sports,
	and Related Industries – 0.1%
4,017	Pinnacle Entertainment, Inc. (a)	131,476

	Professional, Scientific, and Technical Services – 3.7%
44,767	VMware, Inc. – Class A (a)	5,610,200

	Telecommunications – 4.3%
169,552	AT&T, Inc.	6,592,182

	Utilities – 0.4%
34,686	Vistra Energy Corp. (a)	635,448
	TOTAL COMMON STOCKS (Proceeds $24,337,108)	27,913,832
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $24,337,108)	$27,913,832

(a)	Non-income producing security.
(b)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

SCHEDULE OF OPTIONS WRITTEN at December 31, 2017

Contracts
(100 shares
per contract)	CALL OPTIONS – 0.1%	Value
409	Calgon Carbon Corp.	$2,045
	Expiration: January 2018, Exercise Price: $22.50
	Notional amount: $871,170
250	NXP Semiconductors NV	82,500
	Expiration: January 2018, Exercise Price: $115.00
	Notional amount: $2,927,250
	TOTAL OPTIONS WRITTEN
	(Premiums received $97,286)	$84,545

The accompanying notes are an integral part of these financial statements.

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(This Page Intentionally Left Blank.)

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STATEMENT OF ASSETS AND LIABILITIES at December 31, 2017

ASSETS
Investments in securities, at value (identified cost $139,197,770)	$143,517,460
Cash	20,352
Deposit at broker[1]	26,712,308
Receivables
Securities sold	10,574,298
Dividends and interest	49,991
Dividend tax reclaim	19,128
Fund shares purchased	82,750
Prepaid expenses	15,808
Total assets	180,992,095
LIABILITIES
Options written, at value (premiums received $97,286)	84,545
Securities sold short (proceeds $24,337,108)	27,913,832
Payables
Securities purchased	444,192
Fund shares redeemed	10,947
Dividends on short positions	18,164
Due to advisor	163,829
Administration and fund accounting fees	46,252
Transfer agent fees and expenses	14,291
Audit fees	23,200
Chief Compliance Officer fee	2,250
Custody fees	3,079
Legal fees	2,010
12b-1 distribution fees – Investor Class	6,454
Reports to shareholders	9,672
Trustee fees and expenses	333
Accrued other expenses	1,975
Total liabilities	28,745,025
NET ASSETS	$152,247,070

[1]	Deposit at broker serves as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2017, Continued

CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class Shares
Net assets applicable to shares outstanding	$4,306,337
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	409,037
Net asset value, offering and redemption price per share	$10.53
Institutional Class Shares
Net assets applicable to shares outstanding	$147,940,733
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	13,779,583
Net asset value, offering and redemption price per share	$10.74
COMPONENTS OF NET ASSETS
Paid-in capital	$150,981,229
Accumulated net realized gain on investments, foreign currency, options,
securities sold short and swap contracts	639,390
Net unrealized appreciation/(depreciation) on:
Investments	4,319,690
Foreign currency	(129,256)
Written options	12,741
Securities sold short	(3,576,724)
Net unrealized appreciation on investments, foreign currency,
options and securities sold short	626,451
Net assets	$152,247,070

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2017

INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld and issuance fees of $22,148)	$1,110,255
Interest	238,439
Total income	1,348,694
Expenses
Advisory fees (Note 4)	1,909,412
Administration and fund accounting fees (Note 4)	177,799
Transfer agent fees and expenses (Note 4)	65,875
Registration fees	35,188
Audit fees	23,202
Custody fees (Note 4)	19,428
Printing and mailing expense	13,939
Miscellaneous	13,343
12b-1 distribution fees – Investor Class (Note 5)	13,224
Trustee fees and expenses	12,798
Legal fees	11,297
Chief Compliance Officer fee (Note 4)	9,000
Total expenses before dividends on short positions	2,304,505
Dividends expense on short positions	906,826
Total expenses before expense recoupment by Advisor	3,211,331
Advisory fee recoupment (Note 4)	14
Net expenses	3,211,345
Net investment loss	(1,862,651)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FOREIGN
CURRENCY, OPTIONS, SECURITIES SOLD SHORT AND SWAP CONTRACTS
Net realized gain/(loss) on transactions from:
Investments	4,753,171
Foreign currency	(8,521)
Purchased options	(202,523)
Written options	41,059
Securities sold short	(332,520)
Swap contracts	176,191
Net change in unrealized appreciation/(depreciation) on:
Investments	4,053,479
Foreign currency	(129,257)
Purchased options	32,102
Written options	12,741
Securities sold short	(1,559,362)
Net realized and unrealized gain on investments, foreign currency,
options, securities sold short and swap contracts	6,836,560
Net Increase in Net Assets Resulting from Operations	$4,973,909

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

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KELLNER MERGER FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(1,862,651)	$(2,190,129)
Net realized gain/(loss) on transactions from:
Investments	4,753,171	8,110,841
Foreign currency	(8,521)	1,569,664
Purchased options	(202,523)	(156,797)
Written options	41,059	462,756
Securities sold short	(332,520)	(9,115,268)
Swap contracts	176,191	1,074,918
Net change in unrealized appreciation/(depreciation) on:
Investments	4,053,479	773,247
Foreign currency	(129,257)	(22,084)
Purchased options	32,102	(32,102)
Written options	12,741	—
Securities sold short	(1,559,362)	(1,369,371)
Swap contracts	—	(63,355)
Net increase/(decrease) in net assets
resulting from operations	4,973,909	(957,680)
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Investor Class Shares	—	(31,206)
Institutional Class Shares	—	(710,931)
Total distributions to shareholders	—	(742,137)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from net
change in outstanding shares (a)	(8,896,369)	28,863,472
Total increase/(decrease) in net assets	(3,922,460)	27,163,655
NET ASSETS
Beginning of year	156,169,530	129,005,875
End of year	$152,247,070	$156,169,530
Includes accumulated net investment income of	$—	$—

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Investor Class Shares
Shares sold	220,437	$2,304,690	511,951	$5,276,717
Shares issued on reinvestments
of distributions	—	—	2,990	30,493
Shares redeemed	(434,399)	(4,553,087)	(948,433)	(9,647,726)
Net decrease	(213,962)	$(2,248,397)	(433,492)	$(4,340,516)

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Paid-in Capital	Shares	Paid-in Capital
Institutional Class Shares
Shares sold	2,621,433	$27,904,198	9,751,123	$101,964,743
Shares issued on reinvestments
of distributions	—	—	67,782	702,895
Shares redeemed	(3,249,884)	(34,552,170)	(6,716,439)	(69,463,650)
Net increase/(decrease)	(628,451)	$(6,647,972)	3,102,466	$33,203,988

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENT OF CASH FLOWS For the Year Ended December 31, 2017

Increase/(decrease) in cash—
Cash flows from operating activities:
Net increase in net assets from operations	$4,973,909
Adjustments to reconcile net increase/(decrease) in
net assets from operations to net cash used in operating activities:
Purchases of investment securities	(269,245,403)
Proceeds from sale of investment securities	280,759,303
Proceeds from short sales	80,669,423
Closed short sale transactions	(93,081,218)
Proceeds from written options	173,396
Closed written options	(3,776)
Purchase of short-term investments, net	(23,746,867)
Decrease in deposits at broker	13,670,777
Increase in dividends and interest receivable	(6,263)
Increase in receivable for securities sold	(9,522,212)
Decrease in prepaid expenses and other assets	37
Decrease in due to Advisor	(1,728)
Decrease in payable for securities purchased	(61,360)
Increase in payable for dividends on short positions	18,164
Increase in accrued administration fees	15,108
Increase in 12b-1 distribution and service fees	1,741
Decrease in custody fees	(629)
Increase in transfer agent fees and expenses	242
Decrease in other accrued expenses	(1,489)
Net realized gain on investments, purchased options,
written options and securities sold short	(4,219,177)
Unrealized appreciation on securities, purchased options,
written options and securities sold short	(2,538,960)
Return of capital dividend	291,639
Proceeds received through mergers	29,571,756
Litigation proceeds	8,099
Net cash provided by operating activities	7,724,512

Cash flows from financing activities:
Proceeds from shares sold	30,479,799
Payment on shares redeemed	(39,193,959)
Net cash used in financing activities	(8,714,160)
Net decrease in cash	(989,648)
Cash:
Beginning balance	1,010,000
Ending balance	$20,352

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Investor Class Shares
					May 1,		June 29,
					2013		2012**
					through		through
	Year Ended December 31,				December 31,		April 30,
	2017	2016	2015	2014	2013*		2013
Net asset value,
beginning of period	$10.22	$10.30	$10.43	$10.21	$10.29		$10.00
Income from
investment operations:
Net investment loss^	(0.15)	(0.16)	(0.15)	(0.13)	(0.04)		(0.12)
Net realized and
unrealized gain
on investments	0.46	0.13	0.38	0.47	0.40		0.41
Total from investment
operations	0.31	(0.03)	0.23	0.34	0.36		0.29
Less distributions:
From net investment
income	—	—	(0.02)	—	—		—
From net realized
gain on investments	—	(0.05)	(0.34)	(0.12)	(0.44)		—
Total distributions	—	(0.05)	(0.36)	(0.12)	(0.44)		—
Net asset value,
end of period	$10.53	$10.22	$10.30	$10.43	$10.21		$10.29

Total return	3.03%	-0.30%	2.22%	3.31%	3.54	%+	2.90	%+

Ratios/supplemental data:
Net assets, end of
period (thousands)	$4,306	$6,370	$10,882	$1,312	$3,343		$3,197
Ratio of expenses
to average net assets:
Before fee waiver, expense
reimbursement and
expense recoupment	2.38%	2.26%	2.51%	4.75%	8.29	%++	9.23	%++
After fee waiver, expense
reimbursement and
expense recoupment#	2.38%	2.26%	2.44%	2.87%	3.00	%++	2.50	%++
Ratio of net investment loss
to average net assets:
Before fee waiver, expense
reimbursement and
expense recoupment	(1.51%)	(1.55%)	(1.44%)	(3.15%)	(5.81	%)++	(8.20	%)++
After fee waiver, expense
reimbursement and
expense recoupment	(1.51%)	(1.55%)	(1.37%)	(1.27%)	(0.52	%)++	(1.47	%)++
Portfolio turnover rate	218.34%	223.84%	228.64%	214.06%	143.51	%+	37.59	%+

*	Effective September 19, 2013, the Fund changed its fiscal year end from April 30 to December 31.
**	Commencement of operations.
^	Based on average shares outstanding.
#	Excluding interest expense and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.75% for all periods shown in the table.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Institutional Class Shares
					May 1,		June 29,
					2013		2012**
					through		through
	Year Ended December 31,				December 31,		April 30,
	2017	2016	2015	2014	2013*		2013
Net asset value,
beginning of period	$10.40	$10.45	$10.55	$10.25	$10.31		$10.00
Income from
investment operations:
Net investment loss^	(0.13)	(0.13)	(0.14)	(0.14)	(0.02)		(0.06)
Net realized and
unrealized gain
on investments	0.47	0.13	0.40	0.56	0.40		0.37
Total from investment
operations	0.34	—	0.26	0.42	0.38		0.31
Less distributions:
From net investment
income	—	—	(0.02)	—	—		—
From net realized
gain on investments	—	(0.05)	(0.34)	(0.12)	(0.44)		—
Total distributions	—	(0.05)	(0.36)	(0.12)	(0.44)		—
Net asset value,
end of period	$10.74	$10.40	$10.45	$10.55	$10.25		$10.31

Total return	3.27%	-0.01%	2.48%	4.08%	3.73	%+	3.20	%+

Ratios/supplemental data:
Net assets, end of
period (thousands)	$147,941	$149,800	$118,124	$53,263	$1,027		$1,100
Ratio of expenses
to average net assets:
Before fee waiver, expense
reimbursement and
expense recoupment	2.09%	2.01%	2.38%	3.00%	8.03	%++	7.50	%++
After fee waiver, expense
reimbursement and
expense recoupment#	2.09%	2.01%	2.28%	2.59%	2.76	%++	2.04	%++
Ratio of net investment loss
to average net assets:
Before fee waiver, expense
reimbursement and
expense recoupment	(1.21%)	(1.30%)	(1.42%)	(1.74%)	(5.53	%)++	(6.18	%)++
After fee waiver, expense
reimbursement and
expense recoupment	(1.21%)	(1.30%)	(1.32%)	(1.33%)	(0.26	%)++	(0.72	%)++
Portfolio turnover rate	218.34%	223.84%	228.64%	214.06%	143.51	%+	37.59	%+

*	Effective September 19, 2013, the Fund changed its fiscal year end from April 30 to December 31.
**	Commencement of operations.
^	Based on average shares outstanding.
#	Excluding interest expense and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.50% for all periods shown in the table.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2017

NOTE 1 – ORGANIZATION

The Kellner Merger Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.  The investment objective of the Fund is to seek to achieve positive risk-adjusted returns with less volatility than in the equity markets.  The Fund commenced operations on June 29, 2012.  The Fund currently offers Investor Class shares and Institutional Class shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Fund’s return filed for open tax years 2014-2016, or expected to be taken in the Fund’s 2017 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.
D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended December 31, 2017, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Accumulated
Net Investment	Accumulated Net
Loss	Realized Gain	Paid-in Capital
$1,862,651	$(1,899,736)	$37,085

F.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to its shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Foreign Securities: The Fund may invest without limitation in securities of foreign companies. Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

H.
Leverage and Short Sales: The Fund may use leverage in connection with its investment activities and may affect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.  In lieu of maintaining cash or high-grade securities in a segregated account to cover the Fund’s short sale obligations, the Fund may earmark cash or high-grade securities on the Fund’s records or hold offsetting positions.

I.
Derivatives: The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Fund’s advisor, Kellner Management, L.P. (the “Advisor”), and consistent with the Fund’s investment objective and policies.

When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent the Fund does not hold such a security,

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

will maintain a segregated account with the Fund’s custodian consisting of cash or high-grade securities equal to the market value of the option, marked to market daily.  In lieu of maintaining cash or high-grade securities in a segregated account, the Fund may earmark cash or high-grade securities on the Fund’s records or hold offsetting positions.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

The Fund may enter into total return swap agreements.  A total return swap entered into by the Fund is a derivative contract that transfers the market risk of underlying assets.  The notional amount of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange.  The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the statement of operations.  Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the statement of operations.

The Fund invests in total return swaps to obtain exposure to the underlying referenced instrument, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, security index or index component during the period of the swap.  Total return swaps normally do not involve the delivery of securities or other underlying assets.  If the counterparty to a total return swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Total return swaps are derivatives and their value can be volatile. To the extent that the Advisor does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may exceed the related amounts shown in the statement of assets and liabilities. Total return swap contracts outstanding at period end are listed after the Fund’s schedule of investments.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

As of December 31, 2017, the location of derivatives in the statement of assets and liabilities and the value of the derivative instruments categorized by risk exposure is as follows:

Derivative Type	Statement of Assets and Liabilities Location	Value
Equity Contracts	Written options contracts, at
	fair value	$84,545

The effect of derivative instruments on the statement of operations for the year ended December 31, 2017 is as follows:

	Location of Gain/(Loss)
Derivative Type	on Derivatives Recognized in Income	Value
Equity Contracts	Realized loss on purchased options	$(202,523)
Equity Contracts	Realized gain on written options	41,059
Equity Contacts	Realized gain on swap contracts	176,191
Equity Contracts	Change in unrealized depreciation
	on purchased options	32,102
Equity Contracts	Change in unrealized appreciation
	on written options	12,741

The average monthly market values of purchased and written options during the year ended December 31, 2017 for the Fund were $7,927 and $31,137, respectively. The average monthly notional value of long total return swaps held by the Fund during the year ended December 31, 2017 was $4,792,238.

The Fund is required to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The guidance requires retrospective application for all comparative periods presented.

The Fund may mitigate credit risk with respect to over-the-counter derivative counterparties through credit support annexes included with International Swaps and Derivatives Association Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and its counterparties.  These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian.  The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement.  To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

J.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of December 31, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value.  Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy. Options that are valued at the mean of the highest bid price and lowest asked price are categorized in level 2.

Total Return Swaps: Prices of swap contracts are provided by a pricing service approved by the Board of Trustees (“Board”) and are generally classified in level 2.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Accommodation and
Food Services	$1,751,120	$—	$—	$1,751,120
Arts, Entertainment,
and Recreation	52,885	—	—	52,885
Construction	—	565,488	—	565,488
Educational Services	170,280	—	—	170,280
Finance and Insurance	7,832,504	—	—	7,832,504
Health Care and
Social Assistance	1,533,195	—	—	1,533,195
Information	25,986,685	—	—	25,986,685
Manufacturing	50,621,060	—	—	50,621,060
Professional, Scientific, and
Technical Services	1,142,680	—	—	1,142,680
Real Estate, Rental,
and Leasing	1,945,551	—	—	1,945,551
Retail Trade	1,714,875	—	—	1,714,875
Utilities	2,477,793	—	—	2,477,793
Wholesale Trade	663,040	—	—	663,040
Total Common Stocks	95,891,668	565,488	—	96,457,156
Money Market Funds	47,060,304	—	—	47,060,304
Total Investments
in Securities	$142,951,972	$565,488	$—	$143,517,460
Liabilities:
Securities Sold Short	$27,913,832	$—	$—	$27,913,832
Written Options	$84,545	$—	$—	$84,545

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at December 31, 2017, the end of the reporting period.  During the year ended December 31, 2017, the Fund recognized no significant transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended December 31, 2017.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2017, the Advisor provided the Fund with investment management services under an investment advisory agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 1.25% based upon the average daily net assets of the Fund. For the year ended December 31, 2017, the Fund incurred $1,909,412 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, dividends and interest expense on securities sold short and extraordinary expenses) to 1.75% and 1.50% of average daily net assets for Investor Class shares and Institutional Class shares, respectively.

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2017, the Advisor recouped $14 in previously waived expenses.  Cumulative expenses subject to recapture expire as follows:

Date	Amount
12/31/18	$83,673
12/31/19	1,433
$85,106

U.S. Bancorp Fund Services, LLC (the “Administrator” or “USBFS”) acts as the Fund’s Administrator under an administration agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

USBFS also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A. as he was recently, previously employed by USBFS.  This same Trustee was recently an interested person of the Distributor.

For the year ended December 31, 2017, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$177,799
Transfer agency (a)	48,571
Custody	19,428
Chief Compliance Officer	9,000

(a) Does not include out-of-pocket expenses.

At December 31, 2017, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees, and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$46,252
Transfer agency (a)	10,372
Custody	3,079
Chief Compliance Officer	2,250

(a) Does not include out-of-pocket expenses.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended December 31, 2017, the Fund incurred distribution expenses of $13,224 for the Investor Class shares pursuant to the Plan.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended December 31, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities and short sale transactions, were $269,055,641 and $280,759,302, respectively.

NOTE 7 – UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

As of December 31, 2017, the Fund currently invests 30.9% of its net assets in Fidelity Investments Money Market Government Portfolio – Class I.  The investment in Fidelity Investments Money Market Government Portfolio – Class I represents less than 0.15% of Fidelity Investments Money Market Government Portfolio – Class I net assets, which was approximately $33.5 billion at December 31, 2017.  If the Advisor determines that it is in the best interest of the Fund and its shareholders, it may redeem its investment.

The performance of the Fund may be directly affected by the performance of the Fidelity Investments Money Market Government Portfolio – Class I.  The investment strategy of Fidelity Investments Money Market Government Portfolio – Class I:  invest at least 99.5% of total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities).  The net expense ratio per the March 31, 2017 Annual Report of Fidelity Investments Money Market Government Portfolio – Class I was 0.18%.  The financial statements of the Fidelity Investments Money Market Government Portfolio – Class I can be found at the Fidelity website www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.

NOTE 8 – LINE OF CREDIT

The Fund has a credit line in the amount of $15,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended December 31, 2017, the Fund did not draw upon the line of credit.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2017 and the year ended December 31, 2016 was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$ —	$609,622
Long-Term Capital Gains	—	132,460
Distribution in Excess	—	55

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

As of December 31, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$139,374,669
Gross unrealized appreciation	5,459,545
Gross unrealized depreciation	(1,316,754)
Net unrealized appreciation (a)	4,142,791
Net unrealized depreciation on short sales, written options
and foreign currency	(3,693,239)
Undistributed ordinary income	816,289
Undistributed long-term capital gain	—
Total distributable earnings	816,289
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$1,265,841

(a)	The difference between book basis and tax basis net unrealized appreciation and cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

NOTE 10 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Merger Arbitrage Risk.  Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance.

•	Non-Diversification Risk. To the extent that the Fund invests its assets in fewer securities, it is subject to greater risk of loss if any of those securities become permanently impaired.
•
Foreign Securities Risk.  The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

•
Small- and Medium-Sized Company Risk.  Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.
•
Derivatives Risk.  The Fund’s use of derivatives (which may include options, futures, swaps and forward foreign currency contracts) may reduce returns and/or increase volatility.  A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the Fund’s use of derivatives may result in losses to the Fund. Derivatives in which the Fund may invest can be illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund’s other investments in the manner intended. Certain types of derivatives, including forward contracts, over-the-counter options and other over-the-counter transactions involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•
Swap Agreement Risks.  A swap agreement is a form of derivative that provides leverage, allowing the Fund to obtain the right to a return on a specified investment or instrument that exceeds the amount the Fund has invested in that investment or instrument.  Although the Fund will segregate or earmark liquid assets to cover its net obligations under a swap agreement, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the value of those specified investments or instruments.  By using swap agreements, the Fund is exposed to additional risks concerning the counterparty.  The use of swap agreements could cause the Fund to be more volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments.  Use of leverage involves special risks and is speculative.  If the Advisor is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant.

•	Leverage Risk. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2017, Continued

•
Short Sales Risk.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

NOTE 11 – REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1. Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2. Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

KELLNER MERGER FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Kellner Merger Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Kellner Merger Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2017, the related statement of operations and the statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, for the eight month period ended December 31, 2013 and for the period June 29, 2012 (commencement of operations) to April 30, 2013, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, for the eight month period ended December 31, 2013 and for the period June 29, 2012 (commencement of operations) to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Trust’s auditor since 2003.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2018

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 6-7, 2017, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Kellner Management, L.P. (the “Advisor”) on behalf of the Kellner Merger Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 17-18, 2017, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Fund as of June 30, 2017 on both an absolute basis and in comparison to its peer funds utilizing Lipper and Morningstar classifications and appropriate securities benchmarks.  While the Board considered both short-

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

term and long-term performance, it placed greater emphasis on longer term performance.  The Board also took into account that the Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. When reviewing performance of the Fund against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. The Board therefore took into account the Advisor’s views as to the reasons for the Fund’s relative performance against peers and benchmarks over various time periods and its future outlook for the Fund. In considering the Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median for the one-year, three-year and five-year periods.
The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for the one-year, three-year and five-year periods.
The Board reviewed the performance of the Fund against broad-based securities market benchmarks.

The Board also considered any differences in performance between the Advisor’s similarly managed accounts (managed by the Advisor’s affiliate) and the performance of the Fund as well as the reasons given by the Advisor for any performance differences.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed accounts for other types of clients as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the fees charged to the Fund were both lower and higher than the fees charged to similarly managed account clients (managed by the Advisor’s affiliate), and that differences are largely a reflection of the nature of the client.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.75% for Investor Class shares and 1.50% for the Institutional Class shares (the “Expense Caps”).  The Board noted that

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

the Fund’s total expense ratio for Investor Class shares was above the peer group median and average, as well as above the median and average of the Fund’s peer group when adjusted to include only funds with similar asset sizes. The Board also noted that the Fund’s total expense ratio for Institutional Class shares was slightly below the peer group median and below the average, and was slightly above the median and slightly below the average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also noted that the contractual advisory fee was above the peer group median and average, as well as above the peer group median and average when adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the Advisor’s affiliate provides to its similarly managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were both below and above the management fees charged by the Advisor’s affiliate to its similarly managed account clients.  The Trustees determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor were fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continue to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including benefits received in the form of Rule 12b-1 fees received from the Fund with respect to Investor Class shares and which are used to offset broker-dealer platform fees and other distribution and marketing costs, as well as any “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage.  The Board also reviewed information from the Advisor indicating that the Advisor does not have any clients who invest in the Fund through separately managed accounts,

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

and as a result the Advisor was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources and profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term		Number of
		of Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length	Principal	Complex	Held
Name, Address	Held with	of Time	Occupation During	Overseen by	During Past
and Age	the Trust	Served	Past Five Years	Trustee(2)	Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	1	Trustee,
(age 71)		term;	Delta Housing		Advisors Series
615 E. Michigan Street		since	Corporation (collegiate		Trust (for series
Milwaukee, WI 53202		March	housing management)		not affiliated
		2014.	(2012 to present);		with the Fund);
			Trustee and Chair		Independent
			(2000 to 2012), New		Trustee from
			Covenant Mutual		1999 to 2012,
			Funds (1999 to 2012);		New Covenant
			Director and Board		Mutual Funds
			Member, Alpha Gamma		(an open-end
			Delta Foundation		investment
			(philanthropic		company with
			organization) (2005		4 portfolios).
to 2011).

David G. Mertens	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 57)		term*;	Managing Director		Advisors Series
615 E. Michigan Street		since	and Vice President,		Trust (for series
Milwaukee, WI 53202		March	Jensen Investment		not affiliated
		2017.	Management, Inc.		with the Fund).
(a privately-held
investment advisory
firm) (2002 to 2017).

George J. Rebhan	Chairman	Indefinite	Retired; formerly	1	Trustee,
(age 83)	of the	term;	President, Hotchkis and		Advisors Series
615 E. Michigan Street	Board	since	Wiley Funds (mutual		Trust (for series
Milwaukee, WI 53202	and	May	funds) (1985 to 1993).		not affiliated
	Trustee	2002.			with the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term		Number of
		of Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length	Principal	Complex	Held
Name, Address	Held with	of Time	Occupation During	Overseen by	During Past
and Age	the Trust	Served	Past Five Years	Trustee(2)	Five Years(3)

Raymond B. Woolson	Trustee	Indefinite	President, Apogee	1	Trustee,
(age 59)		term*;	Group, Inc. (financial		Advisors Series
615 E. Michigan Street		since	consulting firm)		Trust (for series
Milwaukee, WI 53202		January	(1998 to present).		not affiliated
		2016.			with the Fund);
Independent
Trustee,
DoubleLine
Funds Trust (an
open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income
Solutions Fund,
from 2010
to present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	Retired; formerly	1	Trustee,
(age 70)	Trustee	term;	President, CEO,		Advisors Series
615 E. Michigan Street		since	U.S. Bancorp Fund		Trust (for series
Milwaukee, WI 53202		September	Services, LLC (May 1		not affiliated
		2008.	991 to July 2017);		with the Fund).
formerly, Manager,
U.S. Bancorp Fund
Services, LLC (1998
to July 2017).

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of Office
Name, Address	Position Held	and Length	Principal Occupation
and Age	with the Trust	of Time Served	During Past Five Years

Officers
Douglas G. Hess	President,	Indefinite term; since	Senior Vice President,
(age 50)	Chief	June 2003.	Compliance and Administration,
615 E. Michigan Street	Executive		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Officer and		(March 1997 to present).
Principal
Executive
Officer

Cheryl L. King	Treasurer and	Indefinite term; since	Vice President, Compliance and
(age 56)	Principal	December 2007.	Administration, U.S. Bancorp
615 E. Michigan Street	Financial		Fund Services, LLC (October
Milwaukee, WI 53202	Officer		1998 to present).

Kevin J. Hayden	Assistant	Indefinite term; since	Assistant Vice President,
(age 46)	Treasurer	September 2013.	Compliance and Administration,
615 E. Michigan Street			U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202			(June 2005 to present).

Michael L. Ceccato	Vice President,	Indefinite term; since	Senior Vice President, U.S.
(age 60)	Chief Compliance	September 2009.	Bancorp Fund Services, LLC and
615 E. Michigan Street	Officer and AML		Vice President, U.S. Bank N.A.
Milwaukee, WI 53202	Officer		(February 2008 to present).

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of Office
Name, Address	Position Held	and Length	Principal Occupation
and Age	with the Trust	of Time Served	During Past Five Years

Emily R. Enslow, Esq.	Secretary	Indefinite term; since	Vice President, U.S. Bancorp
(age 31)		December 2017.	Fund Services, LLC (July 2013
615 E. Michigan Street			to present); Proxy Voting
Milwaukee, WI 53202			Coordinator and Class Action
Administrator, Artisan Partners
Limited Partnership
(September 2012 to July 2013).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2017, the Trust was comprised of 44 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he was recently an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 855-535-5637.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-KELLNER (855-535-5637) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

KELLNER MERGER FUND

NOTICE TO SHAREHOLDERS at December 31, 2017 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 855-KELLNER (855-535-5637) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 855-KELLNER (855-535-5637).  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 855-KELLNER (855-535-5637).

KELLNER MERGER FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Kellner Management, L.P.
900 Third Avenue, Suite 1401
New York, New York 10022

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 855-535-5637.

KL-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$19,700	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,500	$3,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                   /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive Officer/Principal Executive Officer

Date  3/9/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive Officer/Principal Executive Officer

Date   3/9/18

By (Signature and Title)*                   /s/ Cheryl L. King
Cheryl L. King, Treasurer/Principal Financial Officer

Date 3/9/18

* Print the name and title of each signing officer under his or her signature.